UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 6, 2019
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              Regal Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number: (608) 364-8800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RBC	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)    On December 6, 2019, the Board of Directors (the “Board”) of Regal Beloit Corporation (the “Company”) elected Michael F. Hilton, age 65, to serve on the Board, effective immediately, as a director with an initial term continuing until the 2020 annual meeting of shareholders.
In connection with Mr. Hilton’s election, the Board by resolution increased its size from ten directors to eleven directors, with Mr. Hilton’s election filling the resulting vacancy.
Mr. Hilton recently retired from his role as President and Chief Executive Officer with Nordson Corporation. He had been in that role since 2010. Before joining Nordson, he was Senior Vice President and General Manager, Electronics and Performance Materials with Air Products and Chemicals, Inc. from 2007 to 2010. Prior to that, he spent over 30 years with Air Products and Chemicals in various roles of increasing responsibility. Mr. Hilton holds a Master of Business Administration degree and a Bachelor of Science in Chemical Engineering degree from Lehigh University. He currently serves as a director of Lincoln Electric Holdings, Inc. and Ryder System, Inc. He will be departing the Nordson Corporation board at the end of 2019.
The Board has determined that Mr. Hilton is independent under the listing standards of the New York Stock Exchange and the Company’s criteria for determining director independence.
As a non-employee director, Mr. Hilton will be compensated in accordance with the Company’s compensation policies for non-employee directors, which are as described in the Company’s proxy statement filed with the Securities and Exchange Commission.
There are no arrangements between Mr. Hilton and any other person pursuant to which Mr. Hilton was elected to serve as a director, nor are there any transactions in which the Company is a participant in which Mr. Hilton has a material interest requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.
The Company’s press release issued on December 9, 2019 announcing Mr. Hilton’s election to the Board is filed herewith as Exhibit 99.1 and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits. The following exhibits are being furnished herewith:

Exhibit Index

Exhibit Number	Exhibit Description
99.1	News Release of Regal Beloit Corporation dated December 9, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION

Date: December 10, 2019          By: /s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary